Asset Retirement Obligaion (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014		Dec. 31, 2013
Asset retirement obligation
Asset retirement obligation - beginning balance	$ 195,568	[1]	$ 179,607
Additional liabilities accrued	2,507		635
Revisions in estimated cash outflows	(2,792)		6,268
Disposition of assets	(44,403)		(3,534)
Accretion expense	12,534		12,592
Transferred to Liabilities held for sale	(10,902)
Asset retirement obligation - ending balance	152,512	[1]	195,568	[1]
Other current liabilities
Asset retirement obligation
Asset retirement obligation - ending balance	$ 5,900		$ 37,700

[1]	The total amount of asset retirement obligations related to the Divestiture Transaction included in Other current liabilities was $5.9 million and $37.7 million as of December 31, 2014 and 2013, respectively.